SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): October 16, 1999.

                            NEW FRONTIER MEDIA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                     333-59289                      84-1084061
  -------------               ---------------                -----------------
    (State of                (Commission File               (IRS Employer I.D.
 Incorporation)                   Number)                         Number)

                          5435 Airport Blvd., Suite 100
                             Boulder, Colorado 80301
                                 (303) 444-0632
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)



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
Item 5.  Other Events.

     On October 16, 1999, New Frontier Media, Inc. (the "Company") announced that it has received $6.0 million in equity financing through the private sale of 7% Series C Convertible Preferred Stock to one institutional investor.


Item 8.            Exhibits.
-------            ---------
  99               Press Release




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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEW FRONTIER MEDIA, INC.
                                          (Registrant)


October 20, 1999                             By: /S/ MARK H. KRELOFF
                                             ----------------------------------
                                             Mark H. Kreloff, Chief Executive
                                             Officer


October 20, 1999                             By: /S/ MICHAEL WEINER
                                             ----------------------------------
                                             Michael Weiner, Executive Vice
                                             President


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
                                  EXHIBIT INDEX


Exhibit No.       Exhibit                                                  Page
-----------       -------                                                  ----
     99           Press Release                                              5


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